EXHIBIT 10.5

PROMISSORY NOTE AND PLEDGE AGREEMENT

USD$2,000,000.00	January 28, 2022

For value received, 4Front Ventures Corp., a corporation amalgamated under the laws of the Province of British Columbia, Canada (“4Front” or “Maker”), promises to pay to the order of Kenneth V. Stevens, an individual residing in the Commonwealth of Massachusetts (“Holder”), or his permitted transferees or assigns, in lawful money of the United States of America and in immediately available funds, the aggregate principal amount of Two Million Dollars and No/100 Cents (USD$2,000,000.00), together with interest thereon calculated as provided below, in accordance with, and subject to, the provisions of this Promissory Note and Pledge Agreement (this “Note and Pledge”).

1.       Membership Interest Purchase Agreement. This Note and Pledge is being executed in connection with the transactions contemplated by that certain Membership Interest Purchase Agreement, dated as of October 6, 2021, as amended on the date hereof (the “Purchase Agreement”), by and among Holder, 4Front and Mission Partners RE, LLC, and is subject to the provisions thereof. Initially capitalized terms used but not defined in this Note and Pledge have the meanings assigned to such terms in the Purchase Agreement.

2.       Maturity Date; Prepayments. The outstanding principal amount of this Note and Pledge, all accrued but unpaid interest thereon, and all other amounts payable under this Note and Pledge shall be due and payable on the date that is six (6) months after the date of this Note and Pledge (the “Maturity Date”). Maker may prepay its obligations under this Note and Pledge in whole or in part, at any time or from time to time, without penalty or premium, by paying the outstanding principal amount together with all accrued but unpaid interest thereon.

3.       Interest. Except as otherwise provided herein, the outstanding principal amount of this Note and Pledge shall bear interest at an annual rate of ten percent (10%) from the date hereof until such time as Maker’s obligations under this Note and Pledge are paid in full, whether at maturity, upon acceleration, by prepayment or otherwise. Interest shall be payable monthly in arrears to Holder within ten (10) days after the end of each calendar month. All computations of interest shall be made on the basis of a year of 365/366 days, as the case may be, and the actual number of days elapsed.

4.       Payment Mechanics. All payments of interest and principal shall be made in lawful money of the United States of America on the date on which such payment is due by wire transfer of immediately available funds to Holder’s account at a bank specified by Holder in writing to Maker from time to time. All payments made hereunder shall be applied first, to the payment of any fees or charges outstanding hereunder, second, to accrued but unpaid interest and third, to the payment of the principal amount outstanding under this Note and Pledge. Whenever any payment to be made hereunder shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension will be taken into account in calculating the amount of interest payable under this Note and Pledge.

5.       Intentionally Deleted.

6.       Representations and Warranties of Maker. Maker hereby represents and warrants to Holder as follows:

(a)       4Front is a corporation duly amalgamated, validly existing and in good standing under the laws of the Province of British Columbia, Canada.

(b)       4Front has the power and authority, and the legal right, to execute and deliver this Note and Pledge, and to perform its obligations hereunder.

(c)       The execution and delivery of this Note and Pledge by 4Front, and the performance of 4Front’s obligations hereunder, have been duly authorized by all necessary action in accordance with all applicable laws. 4Front has duly executed and delivered this Note and Pledge.

(d)       No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in order for 4Front to execute, deliver or perform any of its obligations under this Note and Pledge.

(e)       The execution and delivery of this Note and Pledge, and the consummation by 4Front of the transactions contemplated hereby, do not and will not (i) violate any provision of the organizational documents of 4Front; (ii) violate any law or governmental order applicable to 4Front (or by which any of its properties or assets may be bound); or (iii) constitute a default under any material agreement or contract by which 4Front may be bound.

(f)       This Note and Pledge is a valid, legal and binding obligation of 4Front, enforceable against 4Front in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

7.       Covenants of Maker. Until such time as all of Maker’s obligations under this Note and Pledge have been paid in full, 4Front covenants and agrees that it will not:

(a)       create, incur, assume or suffer to exist any indebtedness secured by the Pledged Interest (as defined below);

(b)       create, incur, assume or suffer to exist any Encumbrances on the Pledged Interest (except for Permitted Encumbrances);

(c)       sell, transfer or otherwise dispose of the Pledged Interest (except for transfers to wholly owned subsidiaries of 4Front); or

(d)       enter into any contract or arrangement expressly prohibiting or limiting Maker’s ability to pay its obligations under this Note and Pledge in accordance with the terms hereof.

8.       Events of Default; Remedies. The existence or occurrence of one or more than one of the following events shall constitute an “Event of Default” under this Note and Pledge:

(a)       the failure by Maker to make any payment of principal when due under this Note and Pledge in accordance with the terms hereof;

(b)       the failure by Maker to make any payment of interest due under this Note and Pledge in accordance with the terms hereof within five (5) days of written notice from Holder to Maker;

(c)       any representation or warranty made or deemed made by Maker to Holder herein is incorrect in any material respect on the date as of which such representation or warranty was made or deemed made;

(d)       Maker fails to observe or perform any material covenant, obligation, condition or agreement contained in this Note and Pledge, other than the covenants specified in clauses (a) and (b) above, and such failure continues for thirty (30) days after written notice to Maker;

(e)       the involuntary filing against or voluntary filing by Maker of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, replevin, execution or attachment for service with respect to Maker or any property of Maker, provided that such receiver, trustee, custodian, conservator, bankruptcy petition, writ of garnishment, replevin, execution or attachment is not removed or dismissed within sixty (60) days of issuance;

(f)       the failure by Maker to provide Holder with written notice of the occurrence of any of the events in the foregoing clause (e) within five (5) days of Maker becoming aware of such event.

Upon the occurrence of any Event of Default: (i) the entire unpaid principal balance due and owing under this Note and Pledge, together with all accrued but unpaid interest thereon, and all other amounts payable hereunder, shall, at the option of Holder upon written notice to Maker, immediately become due and payable, and (ii) Holder shall have and may exercise any and all rights and remedies available at law or in equity and also any and all rights and remedies provided in this Note and Pledge or under applicable law.

9.       Additional Security for Maker’s Obligations.

(a)       Pledge. 4Front (“Pledgor”) hereby pledges to Holder, and grants to Holder a security interest in, 100% of the shares of capital stock of 4Front NECC Acquisition Co., a Massachusetts corporation, in its capacity as the Surviving Corporation as defined in and pursuant to the terms of that certain Agreement and Plan of Merger, dated as of October 6, 2021, as amended on the date hereof, by and among New England Cannabis Corporation, Inc., a Massachusetts corporation, Holder, 4Front and 4Front NECC Acquisition Co., a Massachusetts corporation (the “Pledged Interest”), as security for the prompt and complete payment of the unpaid principal of and interest on this Note and Pledge when such amounts become due and payable from time to time in accordance with the terms and provisions hereof. Pledgor shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Pledged Interest against and take such other action as is necessary to remove, any lien on the Pledged Interest, or any portion thereof, and shall not otherwise sell, transfer or encumber the Pledged Interest without the prior written consent of Holder.

(b)       Delivery of Pledged Interest. Upon the execution of this Note and Pledge, Pledgor shall deliver to Holder the certificate(s) representing the Pledged Interest (to the extent such Pledged Interest is certificated), together with duly executed forms of assignment sufficient to transfer title thereto to Holder. Pledgor authorizes Holder to take such action as may be necessary or desirable to record the pledge granted hereunder, including, without limitation, filing appropriate financing statements to record the security interests granted hereby. To the extent that the Pledged Interest is not currently certificated but one or more certificates are issued in the future representing the Pledged Interest, Pledgor covenants and agrees to promptly deliver to Holder such certificate(s), together with duly executed forms of assignment sufficient to transfer title thereto to Holder.

(c)       Voting Rights; Cash Distributions. Notwithstanding anything to the contrary contained herein, until such time as there exists an Event of Default hereunder, Pledgor shall be entitled to all voting rights (if any) with respect to the Pledged Interest and, shall be entitled to receive all distributions paid in respect of the Pledged Interest, if any.

(d)       Distributions of Interests. If, prior to the Maturity Date, Pledgor becomes entitled to receive or receives any securities or other non-cash property in addition to, in substitution of, or in exchange for the Pledged Interest (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a distribution or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of Holder as additional security for Pledgor’s obligations hereunder and shall promptly deliver such additional security to Holder, together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Interest hereunder.

(e)       Default. This Note and Pledge constitutes a security agreement for purposes of the Uniform Commercial Code in all relevant jurisdictions. If an Event of Default occurs hereunder, Holder may exercise any and all rights, powers and remedies of any owner of the Pledged Interest (including the right to vote the Pledged Interest and receive distributions with respect to such Pledged Interest) and shall have and may exercise without demand any and all of the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of the Commonwealth of Massachusetts or otherwise available to Holder under applicable law.

10.       Payment of Indebtedness and Release of Pledged Interest. Upon payment in full of the indebtedness evidenced by this Note and Pledge, Holder shall take all necessary action required to release any security interests Holder has with respect to the Pledged Interest.

11.       Waiver of Presentment. Maker, on behalf of itself and its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note and Pledge, and expressly agrees that this Note and Pledge, or any payment hereunder, may be extended from time to time and that Holder may accept security for this Note and Pledge or release security for this Note and Pledge, all without in any way affecting the liability of Maker hereunder.

12.       Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Note and Pledge may be amended and Maker may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Maker has obtained the prior written consent of Holder.

13.       Further Assurances. Maker agrees that at any time and from time to time upon the written request of Holder, Maker will execute and deliver such further documents and do such further acts and things as Holder may reasonably request in order to effect the purpose of this Note and Pledge.

14.       Replacement. Upon receipt of evidence reasonably satisfactory to Maker of the ownership and the loss, theft, destruction or mutilation of this Note and Pledge and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to Maker, or, in the case of any such mutilation, upon the surrender of this Note and Pledge to Pledgor, Maker shall execute and deliver, in lieu thereof, a new Note and Pledge representing the same rights represented by such lost, stolen, destroyed or mutilated Note and Pledge and dated so that there will be no loss of interest on such Note and Pledge. Any Note and Pledge in lieu of which any such new Note and Pledge has been so executed and delivered by Maker shall not be deemed to be an outstanding Note and Pledge for any purpose.

15.       Severability. Any provision of this Note and Pledge which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16.       No Waiver. Holder shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by an officer or director of Holder, and then only to the extent therein set forth. A waiver by Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Holder would otherwise have on any future occasion. No failure to exercise or any delay in exercising on the part of Holder, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

17.       Governing Law; Jurisdiction.

(a)       This Note and Pledge shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction).

(b)       ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS NOTE AND PLEDGE OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS IN EACH CASE LOCATED IN SUFFOLK COUNTY, MASSACHUSETTS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)       EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS NOTE AND PLEDGE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS NOTE AND PLEDGE OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS NOTE AND PLEDGE CERTIFIES AND ACKNOWLEDGES THAT (1) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (2) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (3) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (4) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS NOTE AND PLEDGE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17(c).

18.       Attorney’s Fees and Costs. In the event of any legal action to enforce any provision of this Note and Pledge, the prevailing party in such action shall be entitled to all of its reasonable attorney’s fees and costs incurred in connection with such enforcement action.

19.       Successors and Assigns. This Note and Pledge shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

20.       Counterparts. This Note and Pledge may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Note and Pledge delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Note and Pledge.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, 4Front has executed and delivered this Promissory Note and Pledge Agreement as of the date first written above.

4FRONT:

4FRONT VENTURES CORP.

By: /s/ Leonid Gontmakher

Name: Leonid Gontmakher

Title: Chief Executive Officer

ACCEPTED BY HOLDER:

By: /s/ Kenneth V. Stevens

Name: Kenneth V. Stevens

[Signature Page to Project Mayflower Promissory Note and Pledge Agreement]